UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023 (March 2, 2023)

ATI PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

790 Remington Boulevard Bolingbrook, Illinois	60440
(Address of principal executive offices)	(Zip Code)

(630) 296-2223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value	ATIP	New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ATIP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 2, 2023, ATI Physical Therapy, Inc. (the “Company”) filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (“DGCL”), seeking validation of an amendment to its certificate of incorporation increasing the authorized shares of Class A common stock of the Company (as further described below) and the shares issued pursuant thereto.

At a special meeting of the stockholders of the Company held on June 15, 2021 (the “Special Meeting”), a majority of the then-outstanding shares of the Company’s Class A common stock and Class F common stock, voting together as a single class, voted to approve the Company’s Second Amended and Restated Certificate of Incorporation, which, among other things, increased the authorized shares of the Company’s Class A common stock from 200,000,000 shares to 450,000,000 shares (the “Class A Increase Amendment”). Notwithstanding the fact that the proxy statement relating to the Special Meeting did not disclose that a separate vote of the Class A common stock was required, a majority of the then-outstanding shares of Class A common stock voted in favor of the Class A Increase Amendment.

A recent decision of the Court of Chancery has created uncertainty regarding the validity of the Class A Increase Amendment and whether a separate vote of the majority of the then-outstanding shares of Class A common stock would have been required under Section 242(b)(2) of the DGCL.

The Company continues to believe that a separate vote of Class A common stock was not required to approve the Class A Increase Amendment. However, in light of the recent Court of Chancery decision, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Class A Increase Amendment and the shares issued pursuant thereto to resolve any uncertainty with respect to those matters. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors.

While the Company believes that a separate vote of Class A common stock was not required to approve the Class A Increase Amendment at the Special Meeting, and therefore that all of the currently outstanding shares of Class A common stock of the Company are validly issued, if the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s decision referenced above could have a material adverse effect on the Company, including its ability to complete financing transactions, until the underlying issues are definitively resolved.

On March 3, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the petition to be heard. The hearing has been set for March 17, 2023 at 10:20 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As ordered by the Court of Chancery, the Company is filing the petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re ATI Physical Therapy, Inc., C.A. No. 2023-0265-LWW (Del. Ch.), in advance of the hearing. Any such written submission should also be emailed to the Company’s counsel, Kevin M. Gallagher, of Richards, Layton & Finger, P.A. at gallagher@rlf.com.

Forward-Looking Statements

This current report on Form 8-K (this “Current Report”) includes statements that are not historical facts and are forward-looking statements for purposes of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

With respect to the matters addressed in this Current Report, no assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL. The Section 205 proceeding is subject to inherent uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s capitalization, if at all. If the Company is unsuccessful in the Section 205 proceeding, it could have a material adverse effect on the Company.

The Company cautions you that these forward-looking statements are subject to numerous risk and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional risks and uncertainties that could affect the Company and its financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2022, which is available on the Company’s website at investors.atipt.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Petition of ATI Physical Therapy, Inc. Pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2023	ATI Physical Therapy, Inc.

	By:	/s/ Joseph Jordan
	Name:	Joseph Jordan
	Title:	Chief Financial Officer